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                                                              EXHIBIT 99.05

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1994-3

                          [Exhibit Begins on Next Page
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     First USA Bank
     First USA Management
     Post Office Box 650370
     Dallas, TX 75265-0370
     Tel (214) 849-2000

                                                       FIRST USA



                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT
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
                                FIRST USA BANK

               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-3
               -------------------------------------------------

     Monthly Period:                                      05/01/96  to
                                                          05/31/96
     Distribution Date:                                   06/17/96
     Transfer Date:                                       06/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Monthly Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1. The total amount of the distribution to Certificateholders on the Distribution
       Date per $1,000 original certificate
       principal amount

                                       Class A                      $5.18604167
                                       Class B                       5.35104167
                                       Collateral Inv. Amt.          5.58020841
                                                             ------------------
                                       Total (weighted avg.)        $5.23453334

    2. The amount of the distribution set forth in
       paragraph 1 above in respect of interest
       on the Certificates. per $1,000 origanal
       certificate principal amount.
                                       Class A                      $5.18604167
                                       Class B                       5.35104167
                                       Collateral Inv. Amt.          5.58020841
                                                             ------------------
                                       Total (weighted avg.)        $5.23453334
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MONTHLY CERTIFICATEHOLDERS' STATEMENT              Series 1994-3
Page 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                       Class A                      $0.00000000
                                       Class B                      $0.00000000
                                       Collateral Inv. Amt.         $0.00000000
                                                             ------------------
                                       Total                        $0.00000000
                                                             ==================
B.
    Information Regarding the Performance of the Trust.
    ---------------------------------------------------

     1. Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during
        the Monthly Period which were allocated
        in respect of the Certificates

                                       Class A                    $56,995,864.01
                                       Class B                      3,710,037.09
                                       Collateral Inv. Amt.         6,747,015.38
                                                            --------------------
                                       Total                      $67,452,916.48
                                                            ====================

     2. Allocation of Finance Charge Receivables.
        -----------------------------------------

        The aggregate amount of Allocations of
        Finance Charge Receivables processed
        during the Monthly Period which were
        allocated in respect of the Certificates

                                       Class A                     $7,859,222.64
                                       Class B                        511,547.04
                                       Collateral Inv. Amt.           930,085.52
                                                            --------------------
                                       Total                       $9,300,855.20
                                                            ====================

     3.  Principal Receivables / Investor Percentages
         --------------------------------------------

         (a)  The aggregate amount of Principal
              Receivables in the Trust as of the
              last day of the Monthly Period                  $15,687,000,634.22


         (b)  Invested Amount as of the last day
              of the Monthly Period

                                       Class A                   $532,350,000.00
                                       Class B                     34,650,000.00
                                       Collateral Inv. Amt.        63,000,000.00
                                                            --------------------
                                       Total                     $630,000,000.00
                                                            ====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1994-3
Page 3

         (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                              Class A                     3.394%
                                              Class B                     0.221%
                                              Collateral Inv. Amt.        0.402%
                                                                   -------------
                                              Total                       4.017%

         (d)  During the Amortization Period: The Invested
              Amount as of _______ (the last day of the
              Revolving Period)
                                              Class A                       N.A.
                                              Class B                       N.A.
                                              Collateral Inv. Amt.          N.A.
                                                                   -------------
                                              Total                         N.A.

         (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                              Class A                       N.A.
                                              Class B                       N.A.
                                              Collateral Inv. Amt.          N.A.
                                                                   -------------
                                              Total                         N.A.

     4.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding balances in           Aggregate
         the Accounts which were delinquent as of the end           Account
         of the day on the last day of the Monthly Period           Balance
                                                               -----------------

         (a)   35 - 64 days                                      $245,668,918.87
         (b)   65 - 94 days                                       145,049,769.47
         (c)   95 - 124 days                                      119,397,715.86
         (d)   125 - 154 days                                      94,582,145.20
         (e)   155 - 184 days                                      76,340,060.98
         (f)   185 or more days                                    65,603,367.91
                                                               -----------------
                                              Total              $746,641,978.29
                                                               =================


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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                 Series 1994-3
Page 4

     5.  Monthly Investor Default Amount.
         --------------------------------

         (a)   The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible during the Monthly Period
               allocable to the Invested Amount (the
               aggregate "Investor Default Amount")

                                       Class A                     $2,263,422.31
                                       Class B                        147,323.35
                                       Collateral Inv. Amt.           267,860.63
                                                             -------------------
                                       Total                       $2,678,606.29
                                                             ===================

         (b)   The amount set forth in paragraph 5(a)
               above in respect of the Monthly Investor
               Default Amount, per $1,000 interest

                                       Class A                             $4.25
                                       Class B                              4.25
                                       Collateral Inv. Amt.                 4.25
                                                             -------------------
                                       Total                               $4.25
                                                             ===================

     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a)   The aggregate amount of Class A Investor
               Charge-Offs and the reductions in the
               Class B Invested Amount and the
               Collateral Invested Amount

                                       Class A                             $0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                             -------------------
                                       Total                               $0.00
                                                             ===================

         (b)   The amounts set forth in paragraph 6(a)
               above, per $1,000 original certificate
               principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                             $0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                             -------------------
                                       Total                               $0.00
                                                             ===================
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT               Series 1994-3
Page 5



         (c)   The aggregate amount of Class A Investor
               Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                       Class A                             $0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                             -------------------
                                       Total                               $0.00
                                                             ===================

         (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                             $0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                             -------------------
                                       Total                               $0.00
                                                             ===================

     7.  Investor Servicing Fee
         ----------------------

         (a)   The amount of the Investor Monthly Servicing
               Fee payable by the Trust to the Servicer for the Monthly Period

                                       Class A                       $665,437.50
                                       Class B                         43,312.50
                             Remaining Servicing Fee                   78,750.00
                                                             -------------------
                                       Total                         $787,500.00
                                                             ===================

         (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                                            Class A                  $1.25000000
                                            Class B                   1.25000000
                                  Remaining Servicing Fee             1.25000000
                                                             -------------------
                                            Total                    $1.25000000
                                                             ===================

     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated Collateral and Class B
         Principal Collections applied in respect of Interest
         Shortfalls, Investor Default Amounts or Investor
         Charge-Offs for the prior month.

                                       Class B                             $0.00
                                       Collateral Inv. Amt.                 0.00
                                                             -------------------
                                       Total                               $0.00
                                                             ===================
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT              Series 1994-3
Page 6

     9.  Collateral Invested Amount
         --------------------------

         (a)   The amount of the Collateral Invested Amount
               as of the close of business on the related
               Distribution Date after giving effect to
               withdrawals, deposits and payments to
               be made in respect of the preceding month
                                                                  $63,000,000.00


         (b) The Required Collateral Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month

                                                                  $63,000,000.00



     10.  The Pool Factor
          ---------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                       Class A                        1.00000000
                                       Class B                        1.00000000
                                                             -------------------
                                       Total (weighted avg.)          1.00000000


     11.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the Related Monthly Period              12.61%

     12.  The Base Rate
          -------------

          The Base Rate for the Related Monthly Period                     7.67%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                     FIRST USA BANK
                                     as Servicer


                                     By:  /s/ Steven L. McDonald
                                        -----------------------------------
                                         Steven L. McDonald
                                         Senior Vice President